SCHEDULE 13D                                                 PAGE 30 OF 42 PAGES


                                  EXHIBIT 99.1

                           Agreement of Joint Filing

           Pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this Exhibit 99.1 is attached, and any subsequent amendments thereto, are filed on behalf of each of them.


Dated:  August __, 1997


                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR JULIET LEA HILLMAN

                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR AUDREY HILLIARD HILLMAN

                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               FOR HENRY LEA HILLMAN, JR.

                               C.G. GREFENSTETTE AND THOMAS G.
                               BIGLEY, TRUSTEES U/A/T DATED 8/28/68
                               WILLIAM TALBOTT HILLMAN



                               By:     /s/ C.G. GREFENSTETTE
                                       ---------------------------
                                       C.G. Grefenstette, Trustee



                               By:     /s/ THOMAS G. BIGLEY
                                       ---------------------------
                                       Thomas G. Bigley, Trustee



                               HENRY L. HILLMAN, ELSIE HILLIARD
                               HILLMAN AND C.G. GREFENSTETTE,
                               TRUSTEES OF THE HENRY L. HILLMAN
                               TRUST U/A DATED NOVEMBER 18, 1985



                               By:     /s/ C.G. GREFENSTETTE
                                       ---------------------------
                                       C.G. Grefenstette, Trustee

SCHEDULE 13D                                                 PAGE 31 OF 42 PAGES





                               WILMINGTON SECURITIES, INC.



                               By:     /s/ DARLENE CLARKE
                                       ---------------------------
                                       Darlene Clarke
                               Title:  Vice President, Chief Financial Officer
                                        and Treasurer



                               /s/ WILLIAM L. COLLINS, III
                               ---------------------------
                               William L. Collins, III



                               /s/ HARRY L. BROCK, JR.
                               ---------------------------
                               Harry L. Brock, Jr.



                               /s/ SUZANNE S. BROCK
                               ---------------------------
                               Suzanne S. Brock


                               /s/ RONALD V. APRAHAMIAN
                               ---------------------------
                               Ronald V. Aprahamian


                               /s/ FRANCIS A. MARTIN, III
                               ---------------------------
                               Francis A. Martin, III


                               /s/ RAY RUSSENBERGER
                               ---------------------------
                               Ray Russenberger


                               /s/ ELLIOT H. SINGER
                               ---------------------------
                               Elliot H. Singer

SCHEDULE 13D                                                 PAGE 32 OF 42 PAGES




                             UBS CAPITAL LLC




                             By:   /s/ MICHAEL GREENE
                                ---------------------------
                                       Michael Greene


                             By:   /s/ MARC A. UNGER
                                ---------------------------
                                       Marc A. Unger